UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders (the “Annual Meeting”) of Illumina, Inc. (the “Company”) was held on May 26, 2022, at which the Company's stockholders voted upon the following proposals:

1.The election of Frances Arnold, Francis deSouza, Caroline Dorsa, Robert Epstein, Scott Gottlieb, Gary Guthart, Philip Schiller, Susan Siegel and John Thompson to our Board of Directors to hold office for one year until the annual meeting of stockholders in the year 2023. This proposal was approved.

2.The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2023. This proposal was approved.

3.On an advisory basis, approval of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting. This proposal was approved.

4.On an advisory basis, approval of a stockholder proposal regarding the right of stockholders to call special meetings. This proposal was not approved.

5.The approval of an amendment to the Company’s Certificate of Incorporation to permit stockholders to call special meetings. This proposal was approved.

According to the inspector of election, stockholders present in person or by proxy representing 140,415,725 shares of the Company's common stock voted on the proposals presented as follows:

Proposal 1 Votes regarding the election of nine director nominees were:

	For	Against	Abstain	Broker Non-Votes
Frances Arnold	129,200,656	1,146,749	301,725	9,766,595
Francis deSouza	130,098,117	419,579	131,434	9,766,595
Caroline Dorsa	123,097,825	7,420,223	131,082	9,766,595
Robert Epstein	121,747,673	8,767,986	133,471	9,766,595
Scott Gottlieb	129,523,955	995,822	129,353	9,766,595
Gary Guthart	126,811,980	3,702,853	134,297	9,766,595
Philip Schiller	129,224,311	1,289,773	135,046	9,766,595
Susan Siegel	129,742,242	777,153	129,735	9,766,595
John Thompson	128,457,963	2,055,577	135,590	9,766,595

Proposal 2 Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 1, 2023, were:

For	Against	Abstain	Broker Non-Votes
132,152,721	7,956,061	306,943	—

Proposal 3 Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
107,207,988	22,804,135	637,007	9,766,595

Proposal 4 Votes regarding the approval, on an advisory basis, of a stockholder proposal regarding the right of stockholders to call special meetings were:

For	Against	Abstain	Broker Non-Votes
52,733,093	74,880,982	3,035,055	9,766,595

Proposal 5 Votes regarding the approval of an amendment and restatement of the Company’s Certificate of Incorporation to permit stockholders to call special meetings were:

For	Against	Abstain	Broker Non-Votes
114,289,797	3,924,087	12,435,246	9,766,595

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	May 27, 2022	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
General Counsel and Secretary